SECOND AMENDMENT
                                    TO
                           MANAGEMENT AGREEMENT


	THIS SECOND AMENDMENT TO MANAGEMENT AGREEMENT (the "Amendment") is made and entered into as of July 1, 1997, by and between CFA MANAGEMENT, INC., a Florida corporation ("Manager"), and CINCINNATI LUBES, INC., a Florida corporation ("Owner").

RECITALS:

A. Manager and Owner are parties to that certain Amended and Restated Management Agreement, dated August 15, 1988, as amended by that certain Amendment to Management Agreement dated September 9, 1993 (the "Agreement").

B. Manager and Owner have agreed to modify the standard method of calculating fees owed to Manager as compensation under the Agreement for the three (3) month period ending September 30, 1997; and

C. Manager and Owner desire to memorialize such modification on the terms and conditions set forth herein.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Owner and Manager agree as follows:

1. The parties hereby agree that for the three (3) month period ending September 30, 1997, the calculation of the Management Fee shall be $ 5,981.25

2. All terms and conditions of the Management Agreement not amended by this Amendment shall remain in full force and effect except to the extent that they must be modified to effectuate the amendment contemplated by this instrument. All defined terms shall have the same meaning as in the Management Agreement unless otherwise defined herein.

3. Nothing contained herein shall imply or suggest similar modifications to the Agreement will be made in the future.

4. This instrument shall be governed by and construed in accordance with the laws of the State of Florida.

    IN WITNESS WHEREOF, the Manager and Owner hereunto set their hands and seals as of the day and year set forth above.


Owner:						Manager:

CINCINNATI LUBES, INC.			CFA MANAGEMENT, INC.

    /s/ Stephen P. Conway                   /s/ Jerry B. Conway
By: _________________________		By: _________________________
    Stephen P. Conway 				Jerry B. Conway,
    President 						President